UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2006

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 27, 2006, Rockwood Holdings, Inc. (the “Company”) entered into an amendment to the Stockholders Agreement, dated as of  July 29, 2004 (the “Agreement”) by and among the Company, KKR 1996 Fund, L.P. (“1996 Fund”), KKR Partners II, L.P. (“KKR II”), KKR Millennium Fund, L.P. (“KKR Millennium”),  KKR Partners III, L.P. (“KKR III”), KKR European Fund, Limited Partnership (“KKR European” and together with 1996 Fund, KKR II, KKR Millennium and KKR III, the “KKR Entities”) and DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P. (collectively, the “DLJ Entities”) and waiver (the “Amendment”).  Each of the KKR Entities and the DLJ Entities are referred to individually as a “Stockholder” and, collectively, as the “Stockholders”.

The Amendment provides for the deletion of certain provisions of the Agreement pertaining to the election and removal of directors from the board of directors of the Company (the “Board”) and the composition of committees of the Board.  As a result of these changes, the DLJ entities are  no longer entitled to appoint one member to the Board or any Board committee.  The Amendment also memorializes  (i) the consent of the Company and the Stockholders to the proposed transfer by the DLJ Entities of 7,309,291 shares of common stock of the Company to Wells Fargo Bank, N.A., as Trustee (the “Trustee”) in accordance with and pursuant to a voting trust agreement among the Trustee and the DLJ Entities dated as of January 11, 2006, and (ii) an acknowledgment by the Stockholders that they will not act as a “group” with respect to the securities of the Company within the meaning of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Amendment is filed as Exhibit 99.1 to this report.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1

Amendment to Stockholders Agreement and Waiver, dated as of January 27, 2006, by and among Rockwood Holdings, Inc., KKR 1996 Fund, L.P., KKR Partners II, L.P., KKR Millennium Fund, L.P., KKR Partners III, L.P., KKR European Fund, Limited Partnership and DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co. KG, Millennium Partners II, L.P. and MBP III Plan Investors, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: February 2, 2006